UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 17, 2019

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U.S. WELL SERVICES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1360 Post Oak Boulevard Suite 1800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(832) 562-3730
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On April 15, 2019, U.S. Well Services, Inc. (the “Company”) announced the final results of its offer to exchange (“Offer to Exchange”) 0.13 shares of the Company’s Class A common stock (“Class A Common Stock”) for each outstanding warrant originally issued in connection with the Company’s initial public offering pursuant to a prospectus dated March 9, 2017, exercisable for shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Shares”), which have an exercise price of $5.75 per half share (the “Public Warrants”), upon the terms and subject to the conditions set forth in the Company’s Tender Offer Statement on Schedule TO originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 15, 2019, as amended and supplemented by Amendment No. 1 filed by the Company with the SEC on April 12, 2019 and as further amended and supplemented by Amendment No. 2 filed by the Company with SEC on April 16, 2019, and the related Letter of Transmittal. The Offer to Exchange expired at 5:30 p.m., Eastern Time, on April 11, 2019.

On April 17, 2019, the Company issued an aggregate of 1,513,340 Shares in exchange for the Public Warrants validly tendered and accepted for exchange in accordance with the Offer to Exchange, representing approximately 2.3% of the shares of Class A Common Stock and Class B Common Stock outstanding after such issuance.

The issuance of Shares to the holders of Public Warrants in exchange for their Public Warrants was made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereunder, on the basis that the Offer to Exchange constituted an exchange with existing holders of the Company’s securities and no commissions or other remuneration was paid or given, directly or indirectly, to any party for soliciting such exchanges.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer

April 17, 2019

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